Exhibit 99.1.2
AMENDMENT NO. 2 TO THE
CREDIT AGREEMENT
Dated as of September 12, 2005
     AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among OFFICE DEPOT, INC., a Delaware corporation (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as agent (the “Agent”) for the Lenders.
     PRELIMINARY STATEMENTS:
     (1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of April 30, 2004, as amended by Amendment No. 1 dated as of September 9, 2005 (as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
     (2) The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by amending the definitions of “Applicable Margin”, “Applicable Percentage”, “Applicable Utilization Fee” and “Termination Date” in Section 1.01 in full to read as follows:
     “Applicable Margin” means (a) for Base Rate Advances, 0% per annum and (b) for Eurocurrency Rate Advances, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating	Applicable Margin for
S&P/Moody’s	Eurocurrency Rate Advances
Level 1 BBB+ or Baa1	0.275%
Level 2 BBB or Baa2	0.375%
Level 3 BBB- or Baa3	0.475%
Level 4 BB+ or Ba1	0.800%
Level 5 Lower than Level 4	0.950%

     “Applicable Percentage” means, as of any date a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating	Applicable
S&P/Moody's	Percentage
Level 1 BBB+ or Baa1	0.100%
Level 2 BBB or Baa2	0.125%
Level 3 BBB- or Baa3	0.150%
Level 4 BB+ or Ba1	0.200%
Level 5 Lower than Level 4	0.300%

     “Applicable Utilization Fee” means, as of any date that the sum of the aggregate Advances plus the Available Amount of all Letters of Credit exceed 50% of the aggregate Revolving Credit Commitments, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating	Applicable
S&P/Moody's	Utilization Fee
Level 1 BBB+ or Baa1	0.125%
Level 2 BBB or Baa2	0.125%
Level 3 BBB- or Baa3	0.125%
Level 4 BB+ or Ba1	0.250%
Level 5 Lower than Level 4	0.250%

     “Termination Date” means the earlier of April 30, 2010 and the date of termination in whole of the Commitments pursuant to Section 2.06 or 6.01.

     SECTION 2. Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment, and the consent attached hereto executed by each Guarantor, and additionally shall have received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Agent:
     (a) Certified copies of the resolutions of the Board of Directors of Borrower approving this Amendment and the matters contemplated hereby, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the matters contemplated hereby.
     (b) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder and thereunder.
     (c) A favorable opinion of Anne Zuckerman, General Counsel of the Borrower and a favorable opinion of McDermott, Will & Emery, counsel for the Loan Parties, substantially in the form of Exhibits E-1 and E-2 to the Credit Agreement, and as to such other matters as any Lender through the Agent may reasonably request.
     (d) A certificate signed by a duly authorized officer of the Borrower stating that:
     (i) The representations and warranties contained in Section 3 are correct on and as of the date of such certificate as though made on and as of such date; and
     (ii) No event has occurred and is continuing that constitutes a Default.
This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.
     SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:
     (a) Each Loan Party and their Material Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it own or leases property or in which the conduct of its business requires it to so qualify or be licensed, except where the failure to be so qualified would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted as and proposed to be conducted.

     (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action and do not and do not contravene (i) such Loan Party’s charter or by-laws or (ii) law or any contractual restriction binding on or affecting any Loan Party, any of its Subsidiaries or any of its properties.
     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.
     (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.
     (e) The Consolidated balance sheet of the Borrower and its Subsidiaries as at December 25, 2004, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Deloitte & Touche LLP, independent public accountants, and the Consolidated balance sheet of the Borrower and its Subsidiaries as at June 25, 2005, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the six months then ended, duly certified by the chief financial officer of the Borrower, copies of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheet as at June 25, 2005, and said statements of income and cash flows for the six months then ended, to year-end audit adjustments, the Consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles consistently applied. Since December 25, 2004, there has been no Material Adverse Change.
     (f) There is no pending or threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby, and there has been no adverse change in the status, or financial effect on the Borrower or any of its Subsidiaries, of the Disclosed Litigation from that described on Schedule 3.01(b) to the Credit Agreement.

     SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
     (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
     SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.
     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OFFICE DEPOT, INC.
By /s/
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender
By /s/
Title:

SUNTRUST BANK
By /s/
Title:

CITICORP USA, INC.
By /s/
Title:

BANK OF AMERICA, N.A.
By /s/
Title:

JPMORGAN CHASE BANK, N.A.
By /s/
Title:

BNP PARIBAS
By /s/
Title:

By /s/
Title:

FIFTH THIRD BANK
By /s/
Title:

FORTIS CAPITAL CORP.
By /s/
Title:

By /s/
Title:

ROYAL BANK OF SCOTLAND PLC
By /s/
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION
By /s/
Title:

By /s/
Title:

THE BANK OF NOVA SCOTIA
By /s/
Title:

NATIONAL CITY BANK
By /s/
Title:

WILLIAM STREET COMMITMENT CORPORATION (recourse only to assets of William Street Commitment Corporation)
By /s/
Title:

HIBERNIA BANK
By /s/
Title:

UNION BANK OF CALIFORNIA, N.A.
By /s/
Title:

SUMITOMO MITSUI BANKING CORP.
By /s/
Title:

MIZUHO CORPORATE BANK, LTD.
By /s/
Title:

CONSENT
Dated as of September 12, 2005
     The undersigned, each a Guarantor under the Guaranty dated as of April 30, 2004 (the “Guaranty”) in favor of the Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment .

THE OFFICE CLUB, INC.
By /s/
Title:

EASTMAN OFFICE SUPPLIES, INC.
By /s/
Title:

VIKING OFFICE PRODUCTS, INC.
By /s/
Title:

OD OF TEXAS, INC.
By /s/
Title: